UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  June 5, 2006

                   Chardan North China Acquisition Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                                   20-2479743
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
          incorporation)
                                    000-51431
                              (Commission File No.)

                                  625 Broadway
                                   Suite 1111
                           San Diego, California 92101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (619) 795-4627


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On June 5, 2006 Chardan North China Acquisition Corporation entered into an amendment to the Stock Purchase Agreement dated as of February 2, 2006 (the "Agreement") with the HollySys Stockholders to extend the termination date of the Agreement from June 30, 2006 to December 31, 2006. The parties to the Agreement also agreed to reduce the initial size of the Board of Directors of the Company (following the acquisition contemplated by the Agreement) from nine to seven, with four of those seven directors satisfying the independence criteria of Nasdaq.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 2006

                                    CHARDAN NORTH CHINA ACQUISITION CORPORATION


                                    By: /s/  Richard D. Propper
                                        ---------------------------------------
                                        Dr. Richard D. Propper
                                        Chairman